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                                                                  EXHIBIT 10.9.2

                            STOCK PURCHASE AGREEMENT


      THIS STOCK PURCHASE AGREEMENT (the "Agreement") is entered into as of this ____ day of _____________, 1996, by and between Laminco Resources, Inc. ("Seller") whose address is 777 Hormby Street, Suite 2000, Vancouver, British Columbia, Canada, V6Z 1S4 and _________________ ("Buyer"), whose address is
___________________________________________________.

RECITALS:

      A. Seller owns shares of Common Stock, par value $.001 per share issued by Fremont Gold Corporation ("Shares").

      B. Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, Shares in accordance with the terms and conditions set forth in this Agreement.

      NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and undertakings herein, the parties hereto agree as follows:

COVENANTS:

      1. Purchase and Sale. Seller hereby sells, assigns and transfers to Buyer all of Seller's right, title and interest in and to ____________________________ (______) Shares and Buyer hereby purchases the Shares from Seller. Seller agrees to execute such stock powers or other documents as may be required by the duly authorized officers of the Company in order to effect the transfer of the Shares on the books of the Company in accordance with this Agreement.

      2. Purchase Price and Payment for Shares. The settlement of the purchase and sale of the Shares pursuant to Section 1, "Purchase and Sale of Shares," shall take place on or before DECEMBER 20, 1996 (the "CLOSING DATE"), or such later date as Purchaser and Seller agree. The certificates representing the Shares to be purchased by the Purchaser shall be delivered by, or on behalf of, the Seller to a closing trust account at________________________________________
________________________________________________________ and the Purchaser shall deliver payment of the Purchase Price therefor in immediately available UNITED STATES FUNDS to its account at __________________________________. Delivery of the Shares shall be in accordance with the instructions of the Purchaser, and in such names as the Purchaser shall instruct, subject to customary settlement procedures, at the end of the business on the Closing Date.

      3. Transfer of Shares. Upon Seller's receipt of the payment provided in Paragraph 2, "Purchase Price and Payment for Shares," Seller shall assign to Buyer all of Seller's rights to the Shares and shall execute an Irrevocable Stock Power, which is attached hereto as Exhibit A, to cause legal title and ownership of the Shares to be transferred to Purchaser.

      4. Representations of Buyer. Buyer understands that the Shares have not been registered under the Securities Act of 1933 ("Act") or any applicable state securities law in reliance on the exemptions provided by Section 4(2) of the Act and by the various applicable state securities acts relating to transactions not involving a public offering. Buyer hereby warrants that such representation shall be true and accurate as of the date hereof and as of the date of the payment of the purchase price and transfer of the Shares and shall survive the closing of the transaction contemplated hereby.

      5. Representations and Warranties of Seller. Seller hereby represents and warrants as follows, which representations and warranties shall be true and
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accurate as of the date hereof and shall survive the closing of the transaction contemplated hereby:

            5.a. The Shares are owned of record and beneficially by Seller free and clear of all claims, liens, encumbrances, subscriptions, options, warrants, calls, contracts, commitments, convertible rights or other agreements or arrangements whatsoever under which Seller is or may be obligated to assign or transfer any of the Shares;

            5.b. The Shares are fully paid and nonassessable;

            5.c. At no time did Seller solicit by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement or any other general form of advertisement or solicitation in connection with the offer or sale of the Shares;

      6. Indemnification.

            6.a. If the Purchaser becomes involved in any capacity in any action, proceeding, or investigation in connection with any matter referred to in or relating to this Agreement (except as expressly provided for in paragraph
6.3 of this Section 6), the Seller will reimburse the Purchaser for his reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred, and will indemnify and hold the Purchaser harmless from and against any losses, claims, damages, or liabilities to which Purchaser may become subject in connection with any such action, proceeding, investigation, or matter, unless such loss, claim, damage, or liability results primarily from the Purchaser's negligence, recklessness, or bad faith in performing the services which are the subject of this Agreement.

            6.b. If the Seller becomes involved in any capacity in any action, proceeding, or investigation in connection with any matter referred to in or relating to this Agreement (except as expressly provided for in paragraph 6.3 of this Section 6), the Purchaser will reimburse the Seller for his reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred, and will indemnify and hold the Seller harmless from and against any losses, claims, damages, or liabilities to which Seller may become subject in connection with any such action, proceeding, investigation, or matter, to the extent, but only to the extent, that such loss, claim, damage, or liability results primarily from the Purchaser's negligence, recklessness, or bad faith in performing the services which are the subject of this Agreement.

            6.c. Promptly after receipt by an indemnified party under this
Section 6 of notice of the commencement of any action, such indemnified party shall notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which his may have pursuant to this
Section 6 unless, due to the failure to be so notified, the indemnifying party is unable to contest the losses or claims indemnified against, and such omission shall in no event relieve the indemnifying party from any liability which he may have to any indemnified party otherwise than under this Section 6. In case any such action shall be brought against any indemnified party and he shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may elect by written notice delivered to such indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, (who shall not, except with the consent of the indemnified party, which consent shall not be unreasonably withheld, be counsel to the indemnifying party); provided, however, that if the


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defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to the indemnified party and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and otherwise to participate in the defense of such action on behalf of such indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the provision to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel for each indemnified party), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; provided further, however, that, if clause
(i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clauses (i) or (iii).

      7. Restrictive Legend. Buyer acknowledges and consents to the placement of the following restrictive legend on the certificate, evidencing the Notes:

      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THAT SUCH TRANSFER WILL NOT RESULT IN ANY VIOLATION OF THE LAW.

      8. Assignment. Buyer agrees not to transfer or assign this Agreement, or any of Buyer's interest herein and further agrees that any assignment or transfer of the Shares acquired pursuant hereto shall be made only in accordance with this Agreement.

      9. Revocation. The parties hereto shall not cancel, terminate or revoke this Agreement or any agreement of the parties made hereunder.

      10. Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to Buyer or to Seller at their respective addresses set forth above.

      11. Counterparts. This Agreement may be executed in any number of counterparts and all such other counterparts shall be considered to constitute one in the same instrument in each of said counterparts shall be deemed an original hereof.

      12. Governing Law and Successors. The sale contemplated under this Agreement shall be construed in accordance with and governed by the laws of the state of Delaware and shall be binding upon and inure to the benefit of the parties and their heirs, legal representatives, successors and assigns.

      13. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.


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      IN WITNESS WHEREOF, the parties hereto or their duly authorized representatives, having represented that they have the authority to do so, have executed this Agreement on the day, month and year first above written.

                                    Laminco Resources, Inc.



                                    _____________________________________
                                    By ___________________________
                                    Its __________________________



                                    _____________________________________
                                    Buyer  (Print Name)



                                    _____________________________________
                                    Buyer  (Signature)



                                    If Corporation By ___________________


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